    FILED                     Articles of Incorporation         Filing Fee
 IN THE OFFICE OF THE           (PURSUANT TO NRS 78)            Receipt #
SECRETARY OF STATE OF THE         STATE OF NEVADA
  STATE OF NEVADA                Secretary of State
                                                                       EXHIBIT 2
MAY 15 1996

No. 10844-96
   ---------


(For filing office use)                                (For filing office use)
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/s/ Dean Heller
DEAN HELLER SECRETARY OF STATE
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   IMPORTANT: Read instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

1. NAME OF CORPORATION:  D.W. Group Technologies, Inc.
                       --------------------------------------------------------
2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

   Name of Resident Agent: State Agent and Transfer Syndicate, Inc.
                           ----------------------------------------------------

   Street Address:  318 N. Carson St., Ste. 214    Carson City, NV   89701
                    -----------------------------------------------------------
                     Street No.     Street Name        City            Zip

3. SHARES: (number of shares the corporation is authorized to issue)


   Number of shares with par value: 2,500,000   Par value: .01    Number of shares without par value:  -0-
                                   ------------           ------                                      -----

GOVERNING BOARD: shall be styled as (check one):   X   Directors       Trustees
                                                 -----            ----
The FIRST BOARD OF DIRECTORS shall consist of 4 members and the names and addresses are as follows (attach additional pages if necessary):

Dwight Elliott                           4846 S. Kennard Rd., Shirley IN  47384
-------------------------------------    ---------------------------------------
Name                                     Address                 City/State/Zip

Dwayne Lott                              115 N. Center St., Eaton, IN  47338
-------------------------------------    ---------------------------------------
Name                                     Address                 City/State/Zip

PURPOSE(optional- see reverse side): The purpose of the corporation shall be:
To engage in any lawful act or activity for which corporations may be organized
--------------------------------------------------------------------------------
in Nevada.
--------------------------------------------------------------------------------
OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS
78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached -1-.
                                                         -----
SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (Signature must be notarized)
(Attach additional pages if there are more than two incorporators.)

David E. Mead
--------------------------------------------  ----------------------------------
Name (print)                                  Name (print)

459 Bowling Branch Rd., Cottontown, TN 37408
--------------------------------------------  ----------------------------------
Address                      City/State/Zip   Address             City/State/Zip

/s/ David E. Mead
--------------------------------------------  ----------------------------------
Signature                                     Signature

State of Tennessee  County of Davidson            State of            County
         ----------           --------                     ----------

This instrument was acknowledged before me on   This instrument was acknowledged
                                                                    before me on
                          5 - 7 - , 1996, by                          , 19     ,
----------------------------------    --        ----------------------    ----
DAVID E. MEAD
--------------------------------------------  ----------------------------------
             Name of Person                            Name of Person

as incorporator                               as incorporator
of  D.W. Group Technologies, Inc.             of
  ------------------------------------------    --------------------------------
    (name of party on behalf of whom            (name of party on behalf of whom
     instrument was executed)                      instrument was executed)

                    /s/ J. C. Lathrope
  ------------------------------------------    --------------------------------
        Notary Public Signature                     Notary Public Signature

        [NOTARY SEAL APPEARS HERE]
       (affix notary stamp of seal)               (affix notary stamp of seal)


CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT
State Agent and Transfer Syndicate Inc. hereby accept appointment as Resident Agent for the above named corporation.

/s/ Elizabeth J. Brazan                                May 10, 1996
------------------------------                    -----------------------------
Signature of Resident Agent.                                              Date

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

             D.W. GROUP TECHNOLOGIES, INC.        EXHIBIT 2a
     -----------------------------------------
                  Name of Corporation

     We the undersigned          KEVIN TURNEY                             and
                        -------------------------------------------------
                                          President or Vice President

SARAH PATTON                       of        D.W. GROUP TECHNOLOGIES, INC.
---------------------------------      ----------------------------------------
 Secretary or Assistant Secretary               Name of Corparation

do hereby certify:

     That the Board of Directors of said corporation at a meeting duly convened and held on the 1st day of January, 1999, adopted a resolution to amend the original articles as follows:

Article 4 is hereby amended to read as follows:

Number of shares the corporation is authorized to issue is 100,000,000 with a par value of .001


The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation are 2,328,900; that the said change(s) and amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

                                                          /s/ Kevin Turney
                                                       ----------------------
                                                           President or
                                                          Vice President

                                                          /s/ Sarah Patton
                                                       ----------------------
                                                            Secretary or
                                                        Assistant Secretary


State of   Tennessee
        -----------------)
                         ) ss.
County of  Davidson      )
        -----------------

     On January 30, 1999, personally appeared before me, a Notary Public, Kevin Turney, president and Sarah Patton, Secretary
        ---------------------------------------------------------
         (Names of persons appearing and signing document.)
who acknowledged that they executed the above instrument.

                                                   /s/ [ILLEGIBLE]
                                        --------------------------------------
                                                 Signature of Notary


            [SEAL APPEARS HERE]

           [NOTARY STAMP OR SEAL]

       My Commission Expires MAR 23, 2002

EXHIBIT 2b

[SEAL]  DEAN HELLER                                     FILED # C10844-96
        Secretary of State                                JUNE 13 2000
                                                         IN THE OFFICE OF
        Carson City, Nevada 68701-4788                      DEAN HELLER
        [ILLEGIBLE]                               DEAN HELLER SECRETARY OF STATE


                                 Certificate of
                                    Amendment
                                  [ILLEGIBLE]


Important: Read attached instructions before completing form.
--------------------------------------------------------------------------------

             Certificate of Amendment to Articles of Incorporation
             -----------------------------------------------------
                        For Nevada Profit Corporations
                        --------------------------------
     (Pursuant to NRS [ILLEGIBLE] and [ILLEGIBLE] - After Issuance of Stock)
                              - Remit in Duplicate

--------------------------------------------------------------------------------


1. Name of corporation:     D.W. Group Technologies, Inc.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------


2. The articles have been amended as follows (provide numbers, if available):

   PARAGRAPH NUMBER 1:  Name change to the above corporation to
--------------------------------------------------------------------------------
   new name of:   ECOM DIGITAL PROPERTIES, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of
incorporation have voted in favor of the amendment is:  Majority   *
                                                      ------------


4. Signatures (Required)


[ILLEGIBLE]                                [ILLEGIBLE]
------------------------------------       ------------------------------------
President or Vice President           and  Secretary or Asst. Secretary


* If any proposed amendment would alter or change any preference of any relative or other right given to any class or series of outstanding shares, then the amendment must be [ILLEGIBLE] limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause [ILLEGIBLE]


                                                                     [ILLEGIBLE]